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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): AUGUST 9, 2000

                                 EARTHLINK, INC.
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                    001-15605                  58-2511877
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)


                      1430 WEST PEACHTREE STREET, SUITE 400
                             ATLANTA, GEORGIA 30309
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code:  404-815-0770

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ITEM 5. OTHER EVENTS.

                  On August 9, 2000, OneMain.com, Inc., Earthlink, Inc. and a newly formed, wholly owned subsidiary of Earthlink, Inc. ("Merger Sub") signed an amendment to the Agreement and Plan of Merger dated June 7, 2000. The amendment provides that if the closing price of EarthLink common stock on the day prior to the closing of the merger is less than $8.00 per share, the merger would be a reverse triangular merger with Merger Sub merging with and into OneMain.com. The amendment also altered the combinations of cash and EarthLink stock that OneMain.com holders would receive in the merger at EarthLink closing stock prices of between $8.00 and $11.00.

                  The amendment to the merger agreement is more fully described in the First Amendment to Agreement and Plan of Merger attached to this Form 8-K as Exhibit 2.2. For further background information regarding the proposed merger, see our report on Form 8-K dated June 21, 2000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)  EXHIBITS

         EXHIBIT NO.      DESCRIPTION
         -----------      -----------
            2.2           First Amendment to Agreement and Plan of Merger by and
                          among OneMain.com, Inc., Earthlink, Inc. and OM
                          Combination, Inc. dated August 9, 2000


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EARTHLINK, INC.


                                        By: /s/ CHARLES G. BETTY
                                           -------------------------------------
Date:  August 11, 2000                      Name:  Charles G. Betty
                                            Title: Chief Executive Officer



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                                  EXHIBIT INDEX

         EXHIBIT NO.    DESCRIPTION
         -----------    -----------
            2.1         First Amendment to Agreement and Plan of Merger by and
                        among OneMain.com, Inc., Earthlink, Inc. and OM
                        Combination, Inc. dated August 9, 2000

                                       4